Exhibit 4.2

May 28, 2015

Officer’s Certificate
Floating Rate Notes due 2020
1.250% Notes due 2023
1.875% Notes due 2027

The Bank of New York Mellon, as Trustee

101 Barclay Street

Floor 7E

New York, New York 10286

Ladies and Gentlemen:

Officer’s Certificate under Section 301 of the Indenture

Pursuant to Article Three of the Indenture, dated as of October 9, 2012 (as it may be amended or supplemented, the “Indenture”), between General Electric Company (the “Company”) and The Bank of New York Mellon as trustee (the “Trustee”), the Board Resolutions dated as of March 14, 1986, November 2, 1998, March 11, 2011, September 2, 2011, June 8, 2012, September 7, 2012, February 15, 2013, February 7, 2014 and March 6, 2015 and the resolutions of the Funding Committee of the Board of Directors of the Company dated as of September 26, 2012, March 4, 2014 and March 6, 2015 of which copies certified by the Secretary or an Associate Secretary of the Company are being delivered herewith under Section 301 of the Indenture,

A.          The Company’s Floating Rate Notes due 2020 (the “Floating Rate Notes”) are hereby established. The Floating Rate Notes shall be in substantially the form attached hereto as Annex 1.

B.          The Company’s 1.250% Notes due 2023 (the “2023 Notes”) are hereby established. The 2023 Notes shall be in substantially the form attached hereto as Annex 2.

C.          The Company’s 1.875% Notes due 2027 (the “2027 Notes” and together with the Floating Rate Notes and the 2023 Notes, the “Notes”) are hereby established. The 2027 Notes shall be in substantially the form attached hereto as Annex 3.

D.          The terms and characteristics of the Notes shall be as follows (the numbered clauses set forth below corresponding to the numbered subsections of Section 301 of the Indenture, with terms used and not defined herein having the meanings specified in the Indenture) and as shall be set forth in the forms of Floating Rate Note, 2023 Note and 2027 Note attached hereto as Annex 1, Annex 2 and Annex 3, respectively:

Floating Rate Notes

(1)          the title of the Floating Rate Notes shall be the “Floating Rate Notes due 2020.”

(2)          the aggregate principal amount of Floating Rate Notes which may be authenticated and delivered under the Indenture shall be limited to €650,000,000 (except as provided in Section 301(2) of the Indenture); provided, however, that such authorized aggregate principal amount may from time to time be increased above such amount by a Board Resolution to such effect; and provided further, that additional Floating Rate Notes may not be issued under the same ISIN and/or any other identifying number unless such additional Floating Rate Notes and the original Floating Rate Notes are fungible for U.S. federal income tax purposes;

(3)          the date on which the principal of the Floating Rate Notes shall be payable shall be May 28, 2020;

(4)          the Floating Rate Notes shall bear interest at a floating rate determined in the manner provided in the form of Note relating to such Floating Rate Notes. Interest shall accrue from the original issue date of the Floating Rate Notes. Subject to the terms set forth in the form of Floating Rate Note incorporated herein by reference, the Interest Payment Dates on which such interest will be payable shall be February 28, May 28, August 28 and November 28 of each year, commencing August 28, 2015. The Regular Record Date for the determination of Holders to whom interest is payable on any such Interest Payment Date shall be the 15th calendar day (whether or not a Business Day, as defined below) immediately preceding the related Interest Payment Date, or if the Floating Rate Notes are represented by one or more global securities, the close of business on the business day (for this purpose a day on which Euroclear Bank S.A/N.V. (“Euroclear”) and Clearstream Banking, société anonyme (“Clearstream”) are open for business) immediately preceding the related Interest Payment Date; provided, however, that interest payable on the Stated Maturity Date or any Redemption Date shall be payable to the Person to whom the principal of such Floating Rate Notes shall be paid. Interest on the Floating Rate Notes will be computed and paid on the basis of a 360-day year and the actual number of days in each interest payment period;

(5)          payment of the principal of and interest on the Floating Rate Notes shall be made at the office or agency of the Company maintained for that purpose in the City of London, England, which shall be initially the corporate trust office of The Bank of New York Mellon (London Branch), located at One Canada Square, London E14 5AL; provided, however, that at the option of the Company payments of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, provided that all payments of principal and interest with respect to the Floating Rate Notes represented by one or more Global Securities deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear will be made through the facilities of the common depositary; the Company undertakes to maintain a paying agent in a member state of the European Union that, to the extent permitted by law, will not be obliged to

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withhold or deduct tax pursuant to the European Union Directive 2003/48/EC regarding the taxation of savings income in relation to the Floating Rate Notes;

(6)          the Floating Rate Notes may be redeemed pursuant to the terms set forth in the form of the Floating Rate Note incorporated herein by reference;

(7)          not applicable;

(8)          the Floating Rate Notes shall be issuable in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof;

(9)          not applicable;

(10)        all payments of interest and principal on the Floating Rate Notes, including payments made upon any redemption of the Floating Rate Notes, will be made in euro. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company's control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Floating Rate Notes will be made in United States dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available “Market Exchange Rate” for euro, which shall mean the noon buying rate in The City of New York for cable transfers of euros as certified for customs purposes (or, if not so certified, as otherwise determined) by the United States Federal Reserve Board. The Market Exchange Rate most recently available on, or prior to, the second Business Day before the relevant determination date will be the basis for determining the equivalent of euro in the currency of the United States of America for any purpose under the Indenture, including for purposes of the definition of “Outstanding” in Section 101 of the Indenture. Any payment in respect of the Floating Rate Notes so made in U.S. dollars will not constitute an Event of Default under the Floating Rate Notes or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing;

(11)        not applicable;

(12)        not applicable;

(13)        not applicable;

(14)        not applicable;

(15)        not applicable;

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(16)        the Floating Rate Notes will initially be issued in the form of one or more Global Securities and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear. The Bank of New York Mellon (London Branch) shall initially serve as the Depositary for such Global Securities;

(17)        not applicable;

(18)        not applicable;

(19)        not applicable;

(20)        not applicable;

(21)        not applicable;

(22)        the Paying Agent and the Calculation Agent for the Floating Rate Notes will be The Bank of New York Mellon (London Branch). Notwithstanding the foregoing, upon notice to the Trustee, the Company may change the Paying Agent;

(23)        not applicable;

(24)        not applicable;

(25)        not applicable;

(26)        the Securities may be listed on the New York Stock Exchange; and

(27)        solely with respect to the Floating Rate Notes, the definition of “Business Day” under Section l01 of the Indenture shall be amended and restated as follows: “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions in The City of New York or London are authorized or required by law or executive order to close and that is a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System (the TARGET2 system), or any successor thereto, operates. Solely with respect to the Floating Rate Notes, the definition of “Depositary” under Section l01 of the Indenture shall be amended and restated as follows: “Depositary” means, with respect to the Securities of any series issuable in whole or in part in the form of one or more Global Securities, a common depositary for the accounts of Clearstream Banking, société anonyme and Euroclear Bank S.A/N.V.

The Company will be obligated to pay additional amounts on the Floating Rate Notes as described under the heading “Payment of Additional Amounts” in the form of the Floating Rate Note incorporated herein by reference (such amounts, the “Additional Amounts”).

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At least 10 days prior to the first Interest Payment Date and at least 10 days prior to each date of payment of principal of or interest on the Floating Rate Notes if there has been a change with respect to the matters set forth in the below-mentioned Officer’s Certificate, the Company shall furnish to the Trustee and the Paying Agent an Officer’s Certificate instructing the Trustee and the Paying Agent whether such payment of principal of or interest on the Floating Rate Notes shall be made to Holders thereof without withholding or deduction for or on account of any taxes described under the heading “Payment of Additional Amounts” in the form of Floating Rate Note incorporated herein by reference. If any such withholding or deduction shall be required, then such Officer’s Certificate shall specify by country the amount, if any, required to be withheld or deducted on such payments to such Holders and shall certify the fact that Additional Amounts will be payable and the amounts so payable to each Holder, and the Company shall pay to the Trustee or the Paying Agent the Additional Amounts required to be paid under the Floating Rate Notes.

Whenever in the Floating Rate Notes there is mentioned, in any context, the payment of the principal of or interest or any other amounts on, or in respect of, the Floating Rate Notes, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms hereof, and express mention of the payment of Additional Amounts in any provision of the Floating Rate Notes shall not be construed as excluding the payment of Additional Amounts in those provisions thereof where such express mention is not made.

Solely with respect to the Floating Rate Notes, clause 2(A)(iii) of the eight paragraph of Section 305 of the Indenture shall be deleted in its entirety.

2023 Notes

(1)          the title of the 2023 Notes shall be the “1.250% Notes due 2023.”

(2)          the aggregate principal amount of 2023 Notes which may be authenticated and delivered under the Indenture shall be limited to €1,250,000,000 (except as provided in Section 301(2) of the Indenture); provided, however, that such authorized aggregate principal amount may from time to time be increased above such amount by a Board Resolution to such effect; and provided further, that additional 2023 Notes may not be issued under the same ISIN and/or any other identifying number unless such additional 2023 Notes and the original 2023 Notes are fungible for U.S. federal income tax purposes;

(3)          the date on which the principal of the 2023 Notes shall be payable shall be May 26, 2023;

(4)          the 2023 Notes shall bear interest at the rate of 1.250% per annum. Interest shall accrue from the original issue date of the 2023 Notes. The Interest

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Payment Date on which such interest will be payable shall be May 26 of each year, commencing on May 26, 2016. The Regular Record Date for the determination of Holders to whom interest is payable on any such Interest Payment Date shall be the 15th calendar day (whether or not a Business Day, as defined below) immediately preceding the related Interest Payment Date, or if the 2023 Notes are represented by one or more global securities, the close of business on the business day (for this purpose a day on which Euroclear and Clearstream are open for business) immediately preceding the Interest Payment Date; provided, however, that interest payable on the Stated Maturity Date or any Redemption Date shall be payable to the Person to whom the principal of such 2023 Notes shall be paid; interest on the 2023 Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid or duly provided for (or from and including the original issue date of the 2023 Notes, if no interest has been paid or duly provided for with respect to the 2023 Note), to, but excluding, the next scheduled Interest Payment Date, Redemption Date or Maturity Date, as the case may be. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. Interest payable on any Interest Payment Date, Redemption Date or Maturity Date shall be the amount of interest accrued from, and including, the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of the 2023 Notes, if no interest has been paid or duly provided for with respect to the 2023 Notes) to, but excluding, such Interest Payment Date, Redemption Date or Maturity Date, as the case may be;

(5)          payment of the principal of and any premium and interest on the 2023 Notes shall be made at the office or agency of the Company maintained for that purpose in the City of London, England, which shall be initially the corporate trust office of The Bank of New York Mellon (London Branch), located at One Canada Square, London E14 5AL; provided, however, that at the option of the Company payments of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further, that all payments of principal, premium, if any, and interest with respect to the 2023 Notes represented by one or more Global Securities deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear shall be made through the facilities of the common depositary; the Company undertakes to maintain a paying agent in a member state of the European Union that, to the extent permitted by law, will not be obliged to withhold or deduct tax pursuant to the European Union Directive 2003/48/EC regarding the taxation of savings income in relation to the 2023 Notes;

(6)          the 2023 Notes may be redeemed pursuant to the terms set forth in the form of the 2023 Note incorporated herein by reference. In connection with any “make-whole” redemption, the Company shall give the Trustee notice of the related

6

Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation;

(7)          not applicable;

(8)          the 2023 Notes shall be issuable in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof;

(9)          not applicable;

(10)        all payments of interest and principal on the 2023 Notes, including payments made upon any redemption of the 2023 Notes, will be made in euro. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company's control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2023 Notes will be made in United States dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available “Market Exchange Rate” for euro, which shall mean the noon buying rate in The City of New York for cable transfers of euros as certified for customs purposes (or, if not so certified, as otherwise determined) by the United States Federal Reserve Board. The Market Exchange Rate most recently available on, or prior to, the second Business Day before the relevant determination date will be the basis for determining the equivalent of euro in the currency of the United States of America for any purpose under the Indenture, including for purposes of the definition of “Outstanding” in Section 101 of the Indenture. Any payment in respect of the 2023 Notes so made in U.S. dollars will not constitute an Event of Default under the 2023 Notes or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing;

(11)        not applicable;

(12)        not applicable;

(13)        not applicable;

(14)        not applicable;

(15)        not applicable;

(16)        the 2023 Notes will initially be issued in the form of one or more Global Securities and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear. The Bank of New York Mellon (London Branch) shall initially serve as the Depositary for such Global Securities;

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(17)        not applicable;

(18)        not applicable;

(19)        not applicable;

(20)        not applicable;

(21)        not applicable;

(22)        the Paying Agent for the 2023 Notes will be The Bank of New York Mellon (London Branch). Notwithstanding the foregoing, upon notice to the Trustee, the Company may change the Paying Agent;

(23)        not applicable;

(24)        not applicable;

(25)        not applicable;

(26)        the Securities may be listed on the New York Stock Exchange; and

(27)        solely with respect to the 2023 Notes, the definition of “Business Day” under Section l01 of the Indenture shall be amended and restated as follows: “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions in The City of New York or London are authorized or required by law or executive order to close and that is a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System (the TARGET2 system), or any successor thereto, operates. Solely with respect to the 2023 Notes, the definition of “Depositary” under Section l01 of the Indenture shall be amended and restated as follows: “Depositary” means, with respect to the Securities of any series issuable in whole or in part in the form of one or more Global Securities, a common depositary for the accounts of Clearstream Banking, société anonyme and Euroclear Bank S.A/N.V.

The Company will be obligated to pay additional amounts on the 2023 Notes as described under the heading “Payment of Additional Amounts” in the form of the 2023 Note incorporated herein by reference (such amounts, the “Additional Amounts”).

At least 10 days prior to the first Interest Payment Date and at least 10 days prior to each date of payment of principal of or interest on the 2023 Notes if there has been a change with respect to the matters set forth in the below-mentioned Officer’s Certificate, the Company shall furnish to the Trustee and the Paying Agent an Officer’s Certificate instructing the Trustee and the Paying Agent whether such payment of principal of or interest on the 2023 Notes shall be made to Holders

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thereof without withholding or deduction for or on account of any taxes described under the heading “Payment of Additional Amounts” in the form of 2023 Note incorporated herein by reference. If any such withholding or deduction shall be required, then such Officer’s Certificate shall specify by country the amount, if any, required to be withheld or deducted on such payments to such Holders and shall certify the fact that Additional Amounts will be payable and the amounts so payable to each Holder, and the Company shall pay to the Trustee or the Paying Agent the Additional Amounts required to be paid under the 2023 Notes.

Whenever in the 2023 Notes there is mentioned, in any context, the payment of the principal of or any premium, interest or any other amounts on, or in respect of, the 2023 Notes, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms hereof, and express mention of the payment of Additional Amounts in any provision of the 2023 Notes shall not be construed as excluding the payment of Additional Amounts in those provisions thereof where such express mention is not made.

Solely with respect to the 2023 Notes, clause 2(A)(iii) of the eight paragraph of Section 305 of the Indenture shall be deleted in its entirety.

2027 Notes

(1)          the title of the 2027 Notes shall be the “1.875% Notes due 2023.”

(2)          the aggregate principal amount of 2027 Notes which may be authenticated and delivered under the Indenture shall be limited to €1,250,000,000 (except as provided in Section 301(2) of the Indenture); provided, however, that such authorized aggregate principal amount may from time to time be increased above such amount by a Board Resolution to such effect; and provided further, that additional 2027 Notes may not be issued under the same ISIN and/or any other identifying number unless such additional 2027 Notes and the original Notes are fungible for U.S. federal income tax purposes;

(3)          the date on which the principal of the 2027 Notes shall be payable shall be May 28, 2027;

(4)          the 2027 Notes shall bear interest at the rate of 1.875% per annum. Interest shall accrue from the original issue date of the 2027 Notes. The Interest Payment Date on which such interest will be payable shall be May 28 of each year, commencing on May 28, 2016., The Regular Record Date for the determination of Holders to whom interest is payable on any such Interest Payment Date shall be the 15th calendar day (whether or not a Business Day, as defined below) immediately preceding the related Interest Payment Date, or if the 2027 Notes are represented by one or more global securities, the close of business on the business day (for this purpose a day on which Euroclear and Clearstream are open for business) immediately preceding the Interest Payment Date; provided, however, that interest

9

payable on the Stated Maturity Date or any Redemption Date shall be payable to the Person to whom the principal of such 2027 Notes shall be paid; interest on the 2027 Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid or duly provided for (or from and including the original issue date of the 2027 Notes, if no interest has been paid or duly provided for with respect to the 2027 Notes), to, but excluding, the next scheduled Interest Payment Date, Redemption Date or Maturity Date, as the case may be. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. Interest payable on any Interest Payment Date, Redemption Date or Maturity Date shall be the amount of interest accrued from, and including, the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of the 2027 Notes, if no interest has been paid or duly provided for with respect to the 2027 Notes) to, but excluding, such Interest Payment Date, Redemption Date or Maturity Date, as the case may be;

(5)          payment of the principal of and any premium or interest on the 2027 Notes shall be made at the office or agency of the Company maintained for that purpose in the City of London, England, which shall be initially the corporate trust office of The Bank of New York Mellon (London Branch), located at One Canada Square, London E14 5AL; provided, however, that at the option of the Company payments of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further, that all payments of principal, premium, if any, and interest with respect to the 2027 Notes represented by one or more Global Securities deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear shall be made through the facilities of the common depositary; the Company undertakes to maintain a paying agent in a member state of the European Union that, to the extent permitted by law, will not be obliged to withhold or deduct tax pursuant to the European Union Directive 2003/48/EC regarding the taxation of savings income in relation to the 2027 Notes;

(6)          the 2027 Notes may be redeemed pursuant to the terms set forth in the form of the 2027 Note incorporated herein by reference. In connection with any “make-whole” redemption, the Company shall give the Trustee notice of the related Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation;

(7)          not applicable;

(8)          the 2027 Notes shall be issuable in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof;

(9)          not applicable;

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(10)        all payments of interest and principal on the 2027 Notes, including payments made upon any redemption of the 2027 Notes, will be made in euro. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company's control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2027 Notes will be made in United States dollars until the euro is again available to the Company or so used. The amount payable on any date in euros will be converted into U.S. dollars on the basis of the most recently available “Market Exchange Rate” for euro, which shall mean the noon buying rate in The City of New York for cable transfers of euros as certified for customs purposes (or, if not so certified, as otherwise determined) by the United States Federal Reserve Board. The Market Exchange Rate most recently available on, or prior to, the second Business Day before the relevant determination date will be the basis for determining the equivalent of euro in the currency of the United States of America for any purpose under the Indenture, including for purposes of the definition of “Outstanding” in Section 101 of the Indenture. Any payment in respect of the 2027 Notes so made in U.S. dollars will not constitute an Event of Default under the 2027 Notes or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing;

(11)        not applicable;

(12)        not applicable;

(13)        not applicable;

(14)        not applicable;

(15)        not applicable;

(16)        the 2027 Notes will initially be issued in the form of one or more Global Securities and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear. The Bank of New York Mellon (London Branch) shall initially serve as the Depositary for such Global Securities;

(17)          not applicable;

(18)          not applicable;

(19)          not applicable;

(20)          not applicable;

(21)          not applicable;

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(22)          the Paying Agent for the 2027 Notes will be The Bank of New York Mellon (London Branch). Notwithstanding the foregoing, upon notice to the Trustee, the Company may change the Paying Agent;

(23)        not applicable;

(24)        not applicable;

(25)        not applicable;

(26)        the Securities may be listed on the New York Stock Exchange; and

(27)        solely with respect to the 2027 Notes, the definition of “Business Day” under Section l01 of the Indenture shall be amended and restated as follows: “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions in The City of New York or London are authorized or required by law or executive order to close and that is a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System (the TARGET2 system), or any successor thereto, operates. Solely with respect to the 2027 Notes, the definition of “Depositary” under Section l01 of the Indenture shall be amended and restated as follows: “Depositary” means, with respect to the Securities of any series issuable in whole or in part in the form of one or more Global Securities, a common depositary for the accounts of Clearstream Banking, société anonyme and Euroclear Bank S.A/N.V.

The Company will be obligated to pay additional amounts on the 2027 Notes as described under the heading “Payment of Additional Amounts” in the form of the 2027 Note incorporated herein by reference (such amounts, the “Additional Amounts”).

At least 10 days prior to the first Interest Payment Date and at least 10 days prior to each date of payment of principal of or interest on the 2027 Notes if there has been a change with respect to the matters set forth in the below-mentioned Officer’s Certificate, the Company shall furnish to the Trustee and the Paying Agent an Officer’s Certificate instructing the Trustee and the Paying Agent whether such payment of principal of or interest on the 2027 Notes shall be made to Holders thereof without withholding or deduction for or on account of any taxes described under the heading “Payment of Additional Amounts” in the form of 2027 Note incorporated herein by reference. If any such withholding or deduction shall be required, then such Officer’s Certificate shall specify by country the amount, if any, required to be withheld or deducted on such payments to such Holders and shall certify the fact that Additional Amounts will be payable and the amounts so payable to each Holder, and the Company shall pay to the Trustee or the Paying Agent the Additional Amounts required to be paid under the 2027 Notes.

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Whenever in the 2027 Notes there is mentioned, in any context, the payment of the principal of or any premium, interest or any other amounts on, or in respect of, the 2027 Notes, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms hereof, and express mention of the payment of Additional Amounts in any provision of the 2027 Notes shall not be construed as excluding the payment of Additional Amounts in those provisions thereof where such express mention is not made.

Solely with respect to the 2027 Notes, clause 2(A)(iii) of the eight paragraph of Section 305 of the Indenture shall be deleted in its entirety.

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Officer’s Certificate under Section 102 of the Indenture

The undersigned, Daniel C. Janki, the Senior Vice President and Treasurer of the Company, does hereby certify that:

(1)          I have read the relevant portions of the Indenture, including without limitation the conditions precedent provided for therein relating to the action proposed to be taken by the Trustee as requested in the Company Order dated the date hereof (the “Company Order”) and the definitions in the Indenture relating thereto;

(2)          I have read the Board Resolutions and the resolutions of the Funding Committee of the Board of Directors of the Company referred to above;

(3)          I have conferred with other officers of the Company, have examined such records of the Company and have made such other investigation as I deemed relevant for purposes of this certificate;

(4)          in my opinion, I have made such examination or investigation as is necessary to enable me to express an informed opinion as to whether or not such conditions have been complied with;

(5)          on the basis of the foregoing, I am of the opinion that all conditions precedent provided for in the Indenture relating to the action proposed to be taken by the Trustee as requested in the Company Order have been complied with; and

(6)          the forms and terms of the Notes have been established in conformity with the provisions of the Indenture.

Very truly yours,

/s/ Daniel C. Janki
Name: Daniel C. Janki
Title: Senior Vice President and Treasurer

[Officer’s Certificate – Sections 102 and 301 of the Indenture]

ANNEX 1

[Form of Floating Rate Note]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME, LUXEMBOURG (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) , TO GENERAL ELECTRIC COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

GENERAL ELECTRIC COMPANY

Floating Rate Note due 2020

No. 1	€650,000,000 CUSIP No. 369604 BJ1 ISIN No. XS1238900515 Common Code No. 123890051

General Electric Company, a corporation duly organized and existing under the laws of the State of New York (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, as nominee of The Bank of New York Mellon (London Branch) as common depositary for Euroclear Bank, S.A./N.V. (“Euroclear”), and Clearstream Banking, société anonyme (“Clearstream”), or registered assigns, the principal sum of SIX HUNDRED FIFTY MILLION EUROS (€650,000,000) on May 28, 2020 (the “Stated Maturity”), and to pay interest thereon from May 28, 2015 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on February 28, May 28, August 28 and November 28 in each year, commencing

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August 28, 2015 (each such date, an “Interest Payment Date”), at the rate of EURIBOR plus 30 basis points (0.300%) per annum, until the principal hereof is paid or made available for payment. The amount of interest payable for any period shall be computed on the basis of a 360-day year and the actual number of days in the period for which interest is being calculated. In the event that any Interest Payment Date is not a Business Day, then such Interest Payment Date will be postponed to the next succeeding day which is a Business Day and interest will accrue to but excluding such Interest Payment Date, except that if such Business Day falls in the next succeeding calendar month, the applicable Interest Payment Date will be the immediately preceding Business Day. Notwithstanding the foregoing, if the Stated Maturity or any Redemption Date with respect to this Security falls on a day that is not a Business Day, the payment of principal, and interest, otherwise payable on such date will be postponed to the next succeeding Business Day, and no interest on such payment will accrue from and after the Stated Maturity or earlier Redemption Date, as applicable. The rights of Holders of beneficial interests in this Security to receive the payments of interest on such Security are subject to the applicable procedures of Euroclear and Clearstream. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest immediately preceding such Interest Payment Date, provided that interest payable at the Stated Maturity of the principal hereof or on a Redemption Date shall be payable to the Person to whom the principal of this Security is payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

As set forth herein, the Company will pay additional amounts on this Security in certain circumstances.

A “Business Day” shall mean any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in the City of New York or London are authorized or required by law or executive order to close and (ii) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system, or the TARGET2 system, or any successor thereto, operates.

The “Depositary” with respect to this Security shall mean a common depositary for the accounts of Clearstream and Euroclear.

The “Place of Payment” with respect to this Security shall be London, England.

A “Regular Record Date” means, with respect to any Interest Payment Date, the 15th calendar day preceding such Interest Payment Date (whether or not a Business Day) or, if this

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Security is represented by one or more Global Securities, the close of business on the business day (for this purpose a day on which Clearstream and Euroclear are open for business), in each case, immediately preceding such Interest Payment Date.

Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of London, England, which shall be initially the corporate trust office of The Bank of New York Mellon (London Branch), located at One Canada Square, London E14 5AL; provided, however, that at the option of the Company payments of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further, that all payments of principal and interest with respect to the Securities of this series represented by one or more Global Securities deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear shall be made through the facilities of the common depositary.

All payments on this Security will be made in euro; provided, that if on or after May 20, 2015, the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Security will be made in United States dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available “Market Exchange Rate” for euro, which shall mean the noon buying rate in The City of New York for cable transfers of euros as certified for customs purposes (or, if not so certified, as otherwise determined) by the United States Federal Reserve Board. The Market Exchange Rate most recently available on, or prior to, the second Business Day before the relevant determination date will be the basis for determining the equivalent of euro in the currency of the United States of America for any purpose under the Indenture, including for purposes of the definition of “Outstanding” in Section 101 of the Indenture. Any payment in respect of this Security so made in United States dollars will not constitute an Event of Default under this Security or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

A “TARGET System Day” is any day in which the TARGET2 System, or any successor thereto, is open for business and a day on which commercial banks are open for dealings in euro deposits in the London interbank market. With respect to Securities of this series in certificated form, the reference to “Business Day” will also mean a day on which banking institutions generally are open for business in the location of each office of a transfer agent, but only with respect to a payment or other action to occur at that office.

“Calculation Agent” means The Bank of New York Mellon, London Branch, as appointed and authorized by the Company pursuant to the paying and calculation agency agreement dated on or around May 28, 2015, until such time as the Company appoints a successor Calculation Agent. The Calculation Agent will determine EURIBOR for each Interest Period on the second TARGET System Day prior to the first day of such Interest Period (the “Interest Determination Date”).

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“euro and “€” means the lawful currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

The interest rate on this Security will be reset quarterly on February 28, May 28, August 28, and November 28, beginning on August 28, 2015 (each an “Interest Reset Date”). However, if any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date will be the next succeeding day that is a Business Day, except that if the next succeeding Business Day falls in the next succeeding calendar month, the applicable Interest Reset Date will be the immediately preceding Business Day.

The initial interest period will be the period from and including May 28, 2015 to but excluding the first Interest Reset Date. The interest rate in effect during the initial interest period will be equal to EURIBOR plus 30 basis points (0.300%), determined two TARGET System Days prior to May 28, 2015.

After the initial interest period, the interest periods will be the periods from and including an Interest Reset Date to but excluding the immediately succeeding Interest Reset Date, except that the final interest period will be the period from and including the Interest Reset Date immediately preceding the Stated Maturity to but excluding the Stated Maturity (each an “Interest Period”). The interest rate per annum for this Security in any Interest Period will be equal to EURIBOR plus 30 basis points (0.300%) (the “Interest Rate”), as determined by the Calculation Agent. The Interest Rate in effect for the 15 calendar days prior to any Redemption Date earlier than the Stated Maturity will be the Interest Rate in effect on the fifteenth calendar day preceding such earlier Redemption Date. The Interest Rate on the Securities of this series will be limited to the maximum rate permitted by New York law, as the same may be modified by United States law of general application and shall not be less than 0.000%.

“EURIBOR,” with respect to any Interest Determination Date, will be the offered rate for deposits of euros having a maturity of three months that appears on “Reuters Page EURIBOR 01” at approximately 11:00 a.m., Brussels time, on such Interest Determination Date. If on an Interest Determination Date, such rate does not appear on the “Reuters Page EURIBOR 01” as of 11:00 a.m., Brussels time, or if “Reuters Page EURIBOR 01” is not available on such date, the Calculation Agent will obtain such rate from Bloomberg L.P.’s page “BBAM.” If no offered rate appears on “Reuters Page EURIBOR 01” or Bloomberg L.P.’s page “BBAM” on an Interest Determination Date, EURIBOR will be determined for such Interest Determination Date on the basis of the rates at approximately 11:00 a.m., Brussels time, on such Interest Determination Date at which deposits in euros are offered to prime banks in the euro-zone inter-bank market by the principal euro-zone office of each of four major banks in such market selected and identified by the Company (the “Reference Banks”), for a term of three months commencing on the applicable Interest Reset Date and in a principal amount of not less than €1,000,000 that is representative for a single transaction in euros in such market at such time. The Company will ensure the Calculation Agent is provided with the complete contact details of the relevant personnel at each of the Reference Banks that it will be required to contact in order to obtain the relevant Interest Rate. The Calculation Agent will request the principal euro-zone office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, EURIBOR for the related Interest Period will be the arithmetic mean (rounded upwards) of such

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quotations. If fewer than two such quotations are provided, EURIBOR for such Interest Period will be the arithmetic mean (rounded upwards) of the rates quoted at approximately 11:00 a.m., Brussels time, on such Interest Determination Date by three major banks in the euro- zone, selected and identified by the Company, for loans in euros to leading European banks, for a term of three months, commencing on the applicable Interest Reset Date and in a principal amount of not less than €1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks so selected are not quoting as mentioned above, the then-existing EURIBOR rate will remain in effect for such Interest Period, or, if none, the Interest Rate will be the initial interest rate.

All percentages resulting from any calculation of any Interest Rate for the Securities of this series will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all euro amounts will be rounded to the nearest cent, with one-half cent being rounded upward. The amount of interest payable in respect of each Security of this series will be calculated by applying the applicable Interest Rate for such Interest Period to the outstanding principal amount of such Securities, multiplying the product by the actual number of days in the related Interest Period and dividing by 360. Each calculation of the Interest Rate on the Securities of this series by the Calculation Agent will (in the absence of manifest error) be final and binding on the Company, the Trustee and the Holders of the Securities of this series. Upon the request of any Holder of the Securities of this series, the Calculation Agent will provide the Interest Rate then in effect and, if determined, the Interest Rate that will become effective on the next Interest Reset Date.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: May 28, 2015

GENERAL ELECTRIC COMPANY

By:
Name:	Daniel C. Janki
Title:	Senior Vice President and Treasurer

Attest:

Name: Aun Singapore
Title: Attesting Secretary
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FORM OF REVERSE OF SECURITY

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 9, 2012 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to €650,000,000; provided, however, that the authorized aggregate principal amount of the Securities of this series may be increased above such amount by a Board Resolution to such effect; provided further, that additional Securities of this series may not be issued under the same ISIN number and/or any other identifying number unless such additional Securities and the original Securities of this series are fungible for U.S. federal income tax purposes; and provided further, that additional Securities of this series will rank equally and ratably with this series in all respects, or in all respects except for the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of those additional Securities.

Payment of Additional Amounts

Subject to the exceptions and limitations set forth below, the Company shall pay to or on account of a beneficial owner of a Security of this series who is not a United States Person (as defined below) such additional amounts as may be necessary to ensure that every net payment of the principal of and interest on the Securities of this series, after withholding or deduction for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment, by the United States or any political subdivision or taxing authority of the United States, will not be less than the amount that would have been payable had no such deduction or withholding been required; provided, however, that the Company will not pay additional amounts for or on account of:

(a) any such tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between the Holder or beneficial owner of a Security of this series (or between a fiduciary, settlor, beneficiary, member or shareholder of such person, if such person is an estate, a trust, a partnership or a corporation) and the United States, including, without limitation, such person (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation, where required, by the Holder of any such Security for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge;

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(c) any tax, assessment or other governmental charge imposed by reason of the Holder or beneficial owner’s past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company for U.S. federal income tax purposes or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organisation;

(d) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments on or in respect of any Security of this series;

(e) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the Holder or beneficial owner of such Security, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

(f) any tax, assessment or other governmental charge that would not have been imposed but for a failure by the Holder or beneficial owner (or any financial institution through which the Holder or beneficial owner holds any Security of this series or through which payment on such Security is made) to comply with any certification, information, identification, documentation or other reporting requirements (including entering into and complying with an agreement with the Internal Revenue Service) imposed pursuant to, or complying with any requirements imposed under an intergovernmental agreement entered into between the United States and the government of another country in order to implement the requirements of, Sections 1471 through 1474 of the Internal Revenue Code as in effect on the date of issuance of the Securities of this series or any successor or amended version of these provisions, to the extent such successor or amended version is not materially more onerous to comply with than these provisions as enacted on such date;

(g) any tax, assessment or other governmental charge imposed by reason of such beneficial owner’s past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Company or as a direct or indirect affiliate of the Company;

(h) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on a Security of this series upon presentation of such Security, where required, if such payment can be made without such deduction or withholding upon presentation of such Security, where required, to any other Paying Agent; or

(i) any combination of two or more of items (a), (b), (c), (d), (e), (f), (g) and (h),

nor shall additional amounts be paid with respect to any payment on a Security of this series to a United States Alien Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the additional amounts

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had such beneficiary, settlor, member or beneficial owner been the Holder of such Security. Except as specifically provided above, no payment will be required for any tax, assessment or other governmental charge imposed by any governmental or political subdivision or taxing authority of or in any government or political subdivision.

As used herein, the term “United States” means the United States of America, the states of the United States, and the District of Columbia, and the term “United States Person” means any individual who is a citizen or resident of the United States for United States federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

The term “United States Alien Holder” means any beneficial owner of a Security of this series that is not, for United States federal income tax purposes, (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organised in or under the laws of the United States or any political subdivision thereof, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust or if such trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States Person.

To the extent permitted by law, the Company will maintain a paying agent in a Member State of the European Union (if any) that will not require withholding or deduction of tax pursuant to European Council Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced to conform to, such European Council Directive.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States or of any political subdivision or any taxing authority thereof or therein affecting taxation, or any change in, or amendment to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced and becomes effective on or after May 28, 2015, the Company becomes or will become obligated to pay additional amounts as described above under the heading “Payment of Additional Amounts” with respect to the Securities of this series, then the Company may at any time at the Company’s option redeem, in whole, but not in part, the Securities of this series on not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, together with any accrued and unpaid interest and additional amounts on the Securities of this series to, but not including, the Redemption Date. If the Company exercises its option to redeem the Securities of this series pursuant to this paragraph, it shall deliver to the Trustee an Officer’s Certificate stating that it is entitled to redeem the Securities of this series and an opinion of independent tax counsel to the effect that the circumstances described in this paragraph exist.

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Unless the Company defaults on the payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the principal amount of this Security to be redeemed.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. In the event of redemption of this Security in part only, Section 1103 of the Indenture shall apply, provided that if this Security is represented by one or more Global Securities, beneficial interests in this Security shall be selected for redemption by Euroclear and Clearstream in accordance with their respective standard procedures therefor, provided further, however, that no Securities of this series of a principal amount of €100,000 or less shall be redeemed in part.

The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture. For purposes of the defeasance and covenant defeasance provisions, German government securities shall be used instead of United States government securities in respect of payments due in euros on the Securities of this series.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of all series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected, treated as one class. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the

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Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed or provided for herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company and the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Except in the limited circumstances described in Section 305 of the Indenture, this Security shall be issued in the form of one or more Global Securities and a common depositary for the accounts of Euroclear and Clearstream shall be the Depositary for such Global Security or Securities. Clause 2(A)(iii) of the eighth paragraph of Section 305 of the Indenture shall be inapplicable to this Security.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of €100,000 and any integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

Notices to Holders of the Securities of this series will be sent by mail or email to the registered Holders, or otherwise in accordance with the procedures of the applicable depositary.

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All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

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CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date: May 28, 2015	The Bank of New York Mellon, As Trustee

By:
Authorized Signatory

ANNEX 2

[Form of 2023 Note]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME, LUXEMBOURG (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) , TO GENERAL ELECTRIC COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

GENERAL ELECTRIC COMPANY

1.250% Note due 2023

No. 1	€1,250,000,000

CUSIP No. 369604 BK8

ISIN No. XS1238901166

Common Code No. 123890116

General Electric Company, a corporation duly organized and existing under the laws of the State of New York (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, as nominee of The Bank of New York Mellon (London Branch) as common depositary for Euroclear Bank, S.A./N.V. (“Euroclear”), and Clearstream Banking, société anonyme (“Clearstream”), or registered assigns, the principal sum of ONE BILLION TWO HUNDRED FIFTY MILLION EUROS (€1,250,000,000) on May 26, 2023 (the “Stated Maturity”), and to pay interest thereon from May 28, 2015 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, annually on May 26 in each year, commencing May 26, 2016 (the “Interest Payment Date”),

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at the rate of 1.250% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable for any period shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on this Security (or May 28, 2015 if no interest has been paid on this Security), to but excluding the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Stated Maturity or any Redemption Date with respect to this Security falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest, will be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next succeeding Business Day. The rights of Holders of beneficial interests in this Security to receive the payments of interest on such Security are subject to the applicable procedures of Euroclear and Clearstream. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest immediately preceding such Interest Payment Date, provided that interest payable at the Stated Maturity of the principal hereof or on a Redemption Date shall be payable to the Person to whom the principal of this Security is payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

As set forth herein, the Company will pay additional amounts on this Security in certain circumstances.

A “Business Day” shall mean any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in the City of New York or London are authorized or required by law or executive order to close and (ii) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system, or the TARGET2 system, or any successor thereto, operates.

The “Depositary” with respect to this Security shall mean a common depositary for the accounts of Clearstream and Euroclear.

The “Place of Payment” with respect to this Security shall be London, England.

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A “Regular Record Date” means, with respect to any Interest Payment Date, the 15th calendar day preceding such Interest Payment Date (whether or not a Business Day) or, if this Security is represented by one or more Global Securities, the close of business on the business day (for this purpose a day on which Clearstream and Euroclear are open for business), in each case, immediately preceding such Interest Payment Date.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of London, England, which shall be initially the corporate trust office of The Bank of New York Mellon (London Branch), located at One Canada Square, London E14 5AL; provided, however, that at the option of the Company payments of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further, that all payments of principal, premium, if any, and interest with respect to the Securities of this series represented by one or more Global Securities deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear shall be made through the facilities of the common depositary.

All payments on this Security will be made in euro; provided, that if on or after May 20, 2015, the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Security will be made in United States dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available “Market Exchange Rate” for euro, which shall mean the noon buying rate in The City of New York for cable transfers of euros as certified for customs purposes (or, if not so certified, as otherwise determined) by the United States Federal Reserve Board. The Market Exchange Rate most recently available on, or prior to, the second Business Day before the relevant determination date will be the basis for determining the equivalent of euro in the currency of the United States of America for any purpose under the Indenture, including for purposes of the definition of “Outstanding” in Section 101 of the Indenture. Any payment in respect of this Security so made in United States dollars will not constitute an Event of Default under this Security or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

“euro and “€” means the lawful currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: May 28, 2015

GENERAL ELECTRIC COMPANY

By:
Name:	Daniel C. Janki
Title:	Senior Vice President and Treasurer

Attest:

Name: Aun Singapore
Title: Attesting Secretary
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FORM OF REVERSE OF SECURITY

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 9, 2012 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to €1,250,000,000; provided, however, that the authorized aggregate principal amount of the Securities of this series may be increased above such amount by a Board Resolution to such effect; provided further, that additional Securities of this series may not be issued under the same ISIN number and/or any other identifying number unless such additional Securities and the original Securities of this series are fungible for U.S. federal income tax purposes; and provided further, that additional Securities of this series will rank equally and ratably with this series in all respects, or in all respects except for the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of those additional Securities.

Payment of Additional Amounts

Subject to the exceptions and limitations set forth below, the Company shall pay to or on account of a beneficial owner of a Security of this series who is not a United States Person (as defined below) such additional amounts as may be necessary to ensure that every net payment of the principal of and interest on the Securities of this series, after withholding or deduction for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment, by the United States or any political subdivision or taxing authority of the United States, will not be less than the amount that would have been payable had no such deduction or withholding been required; provided, however, that the Company will not pay additional amounts for or on account of:

(a) any such tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between the Holder or beneficial owner of a Security of this series (or between a fiduciary, settlor, beneficiary, member or shareholder of such person, if such person is an estate, a trust, a partnership or a corporation) and the United States, including, without limitation, such person (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation, where required, by the Holder of any such Security for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge;

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(c) any tax, assessment or other governmental charge imposed by reason of the Holder or beneficial owner’s past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company for U.S. federal income tax purposes or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organisation;

(d) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments on or in respect of any Security of this series;

(e) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the Holder or beneficial owner of such Security, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

(f) any tax, assessment or other governmental charge that would not have been imposed but for a failure by the Holder or beneficial owner (or any financial institution through which the Holder or beneficial owner holds any Security of this series or through which payment on such Security is made) to comply with any certification, information, identification, documentation or other reporting requirements (including entering into and complying with an agreement with the Internal Revenue Service) imposed pursuant to, or complying with any requirements imposed under an intergovernmental agreement entered into between the United States and the government of another country in order to implement the requirements of, Sections 1471 through 1474 of the Internal Revenue Code as in effect on the date of issuance of the Securities of this series or any successor or amended version of these provisions, to the extent such successor or amended version is not materially more onerous to comply with than these provisions as enacted on such date;

(g) any tax, assessment or other governmental charge imposed by reason of such beneficial owner’s past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Company or as a direct or indirect affiliate of the Company;

(h) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on a Security of this series upon presentation of such Security, where required, if such payment can be made without such deduction or withholding upon presentation of such Security, where required, to any other Paying Agent; or

(i) any combination of two or more of items (a), (b), (c), (d), (e), (f), (g) and (h),

nor shall additional amounts be paid with respect to any payment on a Security of this series to a United States Alien Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the additional amounts

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had such beneficiary, settlor, member or beneficial owner been the Holder of such Security. Except as specifically provided above, no payment will be required for any tax, assessment or other governmental charge imposed by any governmental or political subdivision or taxing authority of or in any government or political subdivision.

As used herein, the term “United States” means the United States of America, the states of the United States, and the District of Columbia, and the term “United States Person” means any individual who is a citizen or resident of the United States for United States federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

The term “United States Alien Holder” means any beneficial owner of a Security of this series that is not, for United States federal income tax purposes, (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organised in or under the laws of the United States or any political subdivision thereof, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust or if such trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States Person.

To the extent permitted by law, the Company will maintain a paying agent in a Member State of the European Union (if any) that will not require withholding or deduction of tax pursuant to European Council Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced to conform to, such European Council Directive.

The Securities of this series are subject to redemption upon not less than 30 days’, but not more than 60 days’, notice by first-class mail (or otherwise transmitted in accordance with the applicable procedures of Euroclear or Clearstream), as a whole or in part, at the election of the Company at any time, (A) if prior to February 26, 2023, at a redemption price equal to the greater of (1) 100% of the principal amount of the Securities of this series to be redeemed; and (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) of interest and principal thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate (as defined below), plus 15 basis points; plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date, and (B) if on or after February 26, 2023 at a redemption price equal to 100% of the principal amount of the Securities of this series being redeemed on the Redemption Date, plus accrued and unpaid interest, if any, on the Securities of this series to, but not including, the Redemption Date.

“Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third Business Day prior to the Redemption Date, of the Comparable Government Bond (as defined

7

below) on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German government bond whose maturity is closest to the maturity of the Securities of this series to be redeemed, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Remaining Scheduled Payments” means, with respect to the Securities of this series to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Securities, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced (solely for the purposes of this calculation) by the amount of interest accrued thereon to such Redemption Date.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States or of any political subdivision or any taxing authority thereof or therein affecting taxation, or any change in, or amendment to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced and becomes effective on or after May 28, 2015, the Company becomes or will become obligated to pay additional amounts as described above under the heading “Payment of Additional Amounts” with respect to the Securities of this series, then the Company may at any time at the Company’s option redeem, in whole, but not in part, the Securities of this series on not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, together with any accrued and unpaid interest and additional amounts on the Securities of this series to, but not including, the Redemption Date. If the Company exercises its option to redeem the Securities of this series pursuant to this paragraph, it shall deliver to the Trustee an Officer’s Certificate stating that it is entitled to redeem the Securities of this series and an opinion of independent tax counsel to the effect that the circumstances described in this paragraph exist.

Unless the Company defaults on the payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the principal amount of this Security to be redeemed.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. In the event of redemption of this Security in part only, Section 1103 of the Indenture shall apply, provided that if this Security is represented by one or more Global Securities, beneficial interests in this Security shall be selected for redemption by Euroclear and Clearstream in accordance with their respective standard

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procedures therefor, provided further, however, that no Securities of this series of a principal amount of €100,000 or less shall be redeemed in part.

The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture. For purposes of the defeasance and covenant defeasance provisions, German government securities shall be used instead of United States government securities in respect of payments due in euros on the Securities of this series.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of all series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected, treated as one class. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed or provided for herein.

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No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company and the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Except in the limited circumstances described in Section 305 of the Indenture, this Security shall be issued in the form of one or more Global Securities and a common depositary for the accounts of Euroclear and Clearstream shall be the Depositary for such Global Security or Securities. Clause 2(A)(iii) of the eighth paragraph of Section 305 of the Indenture shall be inapplicable to this Security.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of €100,000 and any integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

Notices to Holders of the Securities of this series will be sent by mail or email to the registered Holders, or otherwise in accordance with the procedures of the applicable depositary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

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CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date: May 28, 2015	The Bank of New York Mellon,
As Trustee

By:
Authorized Signatory
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ANNEX 3

[Form of 2027 Note]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME, LUXEMBOURG (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”) , TO GENERAL ELECTRIC COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

GENERAL ELECTRIC COMPANY

1.875% Note due 2027

No. 1	€1,250,000,000

CUSIP No. 369604 BL6

ISIN No. XS1238902057

Common Code No. 123890205

General Electric Company, a corporation duly organized and existing under the laws of the State of New York (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York Depository (Nominees) Limited, as nominee of The Bank of New York Mellon (London Branch) as common depositary for Euroclear Bank, S.A./N.V. (“Euroclear”), and Clearstream Banking, société anonyme (“Clearstream”), or registered assigns, the principal sum of ONE BILLION TWO HUNDRED FIFTY MILLION EUROS (€1,250,000,000) on May 28, 2027 (the “Stated Maturity”), and to pay interest thereon from May 28, 2015 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, annually on May 28 in each year, commencing May 28, 2016 (the “Interest Payment Date”),

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at the rate of 1.875% per annum, until the principal hereof is paid or made available for payment. The amount of interest payable for any period shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on this Security (or May 28, 2015 if no interest has been paid on this Security), to but excluding the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Stated Maturity or any Redemption Date with respect to this Security falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest, will be made on the next succeeding Business Day as if it were made on the date such payment was due, and no interest will accrue on the amounts so payable for the period from and after such date to the next succeeding Business Day. The rights of Holders of beneficial interests in this Security to receive the payments of interest on such Security are subject to the applicable procedures of Euroclear and Clearstream. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest immediately preceding such Interest Payment Date, provided that interest payable at the Stated Maturity of the principal hereof or on a Redemption Date shall be payable to the Person to whom the principal of this Security is payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

As set forth herein, the Company will pay additional amounts on this Security in certain circumstances.

A “Business Day” shall mean any day, other than a Saturday or Sunday, (i) which is not a day on which banking institutions in the City of New York or London are authorized or required by law or executive order to close and (ii) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system, or the TARGET2 system, or any successor thereto, operates.

The “Depositary” with respect to this Security shall mean a common depositary for the accounts of Clearstream and Euroclear.

The “Place of Payment” with respect to this Security shall be London, England.

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A “Regular Record Date” means, with respect to any Interest Payment Date, the 15th calendar day preceding such Interest Payment Date (whether or not a Business Day) or, if this Security is represented by one or more Global Securities, the close of business on the business day (for this purpose a day on which Clearstream and Euroclear are open for business), in each case, immediately preceding such Interest Payment Date.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of London, England, which shall be initially the corporate trust office of The Bank of New York Mellon (London Branch), located at One Canada Square, London E14 5AL; provided, however, that at the option of the Company payments of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further, that all payments of principal, premium, if any, and interest with respect to the Securities of this series represented by one or more Global Securities deposited with, or on behalf of, a common depositary, and registered in the name of the nominee of the common depositary for the accounts of Clearstream and Euroclear shall be made through the facilities of the common depositary.

All payments on this Security will be made in euro; provided, that if on or after May 20, 2015, the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Security will be made in United States dollars until the euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available “Market Exchange Rate” for euro, which shall mean the noon buying rate in The City of New York for cable transfers of euros as certified for customs purposes (or, if not so certified, as otherwise determined) by the United States Federal Reserve Board. The Market Exchange Rate most recently available on, or prior to, the second Business Day before the relevant determination date will be the basis for determining the equivalent of euro in the currency of the United States of America for any purpose under the Indenture, including for purposes of the definition of “Outstanding” in Section 101 of the Indenture. Any payment in respect of this Security so made in United States dollars will not constitute an Event of Default under this Security or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

“euro and “€” means the lawful currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: May 28, 2015

GENERAL ELECTRIC COMPANY

By:
Name:	Daniel C. Janki
Title:	Senior Vice President and Treasurer

Attest:
Name: Aun Singapore
Title: Attesting Secretary
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FORM OF REVERSE OF SECURITY

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of October 9, 2012 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to €1,250,000,000; provided, however, that the authorized aggregate principal amount of the Securities of this series may be increased above such amount by a Board Resolution to such effect; provided further, that additional Securities of this series may not be issued under the same ISIN number and/or any other identifying number unless such additional Securities and the original Securities of this series are fungible for U.S. federal income tax purposes; and provided further, that additional Securities of this series will rank equally and ratably with this series in all respects, or in all respects except for the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of those additional Securities.

Payment of Additional Amounts

Subject to the exceptions and limitations set forth below, the Company shall pay to or on account of a beneficial owner of a Security of this series who is not a United States Person (as defined below) such additional amounts as may be necessary to ensure that every net payment of the principal of and interest on the Securities of this series, after withholding or deduction for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment, by the United States or any political subdivision or taxing authority of the United States, will not be less than the amount that would have been payable had no such deduction or withholding been required; provided, however, that the Company will not pay additional amounts for or on account of:

(a) any such tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between the Holder or beneficial owner of a Security of this series (or between a fiduciary, settlor, beneficiary, member or shareholder of such person, if such person is an estate, a trust, a partnership or a corporation) and the United States, including, without limitation, such person (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation, where required, by the Holder of any such Security for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge;

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(c) any tax, assessment or other governmental charge imposed by reason of the Holder or beneficial owner’s past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company for U.S. federal income tax purposes or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organisation;

(d) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments on or in respect of any Security of this series;

(e) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the Holder or beneficial owner of such Security, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

(f) any tax, assessment or other governmental charge that would not have been imposed but for a failure by the Holder or beneficial owner (or any financial institution through which the Holder or beneficial owner holds any Security of this series or through which payment on such Security is made) to comply with any certification, information, identification, documentation or other reporting requirements (including entering into and complying with an agreement with the Internal Revenue Service) imposed pursuant to, or complying with any requirements imposed under an intergovernmental agreement entered into between the United States and the government of another country in order to implement the requirements of, Sections 1471 through 1474 of the Internal Revenue Code as in effect on the date of issuance of the Securities of this series or any successor or amended version of these provisions, to the extent such successor or amended version is not materially more onerous to comply with than these provisions as enacted on such date;

(g) any tax, assessment or other governmental charge imposed by reason of such beneficial owner’s past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Company or as a direct or indirect affiliate of the Company;

(h) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on a Security of this series upon presentation of such Security, where required, if such payment can be made without such deduction or withholding upon presentation of such Security, where required, to any other Paying Agent; or

(i) any combination of two or more of items (a), (b), (c), (d), (e), (f), (g) and (h),

nor shall additional amounts be paid with respect to any payment on a Security of this series to a United States Alien Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the additional amounts

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had such beneficiary, settlor, member or beneficial owner been the Holder of such Security. Except as specifically provided above, no payment will be required for any tax, assessment or other governmental charge imposed by any governmental or political subdivision or taxing authority of or in any government or political subdivision.

As used herein, the term “United States” means the United States of America, the states of the United States, and the District of Columbia, and the term “United States Person” means any individual who is a citizen or resident of the United States for United States federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

The term “United States Alien Holder” means any beneficial owner of a Security of this series that is not, for United States federal income tax purposes, (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organised in or under the laws of the United States or any political subdivision thereof, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust or if such trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States Person.

To the extent permitted by law, the Company will maintain a paying agent in a Member State of the European Union (if any) that will not require withholding or deduction of tax pursuant to European Council Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced to conform to, such European Council Directive.

The Securities of this series are subject to redemption upon not less than 30 days’, but not more than 60 days’, notice by first-class mail (or otherwise transmitted in accordance with the applicable procedures of Euroclear or Clearstream), as a whole or in part, at the election of the Company at any time, (A) if prior to February 28, 2027, at a redemption price equal to the greater of (1) 100% of the principal amount of the Securities of this series to be redeemed; and (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) of interest and principal thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate (as defined below), plus 20 basis points; plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date, and (B) if on or after February 28, 2027 at a redemption price equal to 100% of the principal amount of the Securities of this series being redeemed on the Redemption Date, plus accrued and unpaid interest, if any, on the Securities of this series to, but not including, the Redemption Date.

“Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), on the third Business Day prior to the Redemption Date, of the Comparable Government Bond (as defined

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below) on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German government bond whose maturity is closest to the maturity of the Securities of this series to be redeemed, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Remaining Scheduled Payments” means, with respect to the Securities of this series to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Securities, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced (solely for the purposes of this calculation) by the amount of interest accrued thereon to such Redemption Date.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States or of any political subdivision or any taxing authority thereof or therein affecting taxation, or any change in, or amendment to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced and becomes effective on or after May 28, 2015, the Company becomes or will become obligated to pay additional amounts as described above under the heading “Payment of Additional Amounts” with respect to the Securities of this series, then the Company may at any time at the Company’s option redeem, in whole, but not in part, the Securities of this series on not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, together with any accrued and unpaid interest and additional amounts on the Securities of this series to, but not including, the Redemption Date. If the Company exercises its option to redeem the Securities of this series pursuant to this paragraph, it shall deliver to the Trustee an Officer’s Certificate stating that it is entitled to redeem the Securities of this series and an opinion of independent tax counsel to the effect that the circumstances described in this paragraph exist.

Unless the Company defaults on the payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the principal amount of this Security to be redeemed.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. In the event of redemption of this Security in part only, Section 1103 of the Indenture shall apply, provided that if this Security is represented by one or more Global Securities, beneficial interests in this Security shall be selected for redemption by Euroclear and Clearstream in accordance with their respective standard

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procedures therefor, provided further, however, that no Securities of this series of a principal amount of €100,000 or less shall be redeemed in part.

The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture. For purposes of the defeasance and covenant defeasance provisions, German government securities shall be used instead of United States government securities in respect of payments due in euros on the Securities of this series.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of all series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected, treated as one class. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed or provided for herein.

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No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company and the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Except in the limited circumstances described in Section 305 of the Indenture, this Security shall be issued in the form of one or more Global Securities and a common depositary for the accounts of Euroclear and Clearstream shall be the Depositary for such Global Security or Securities. Clause 2(A)(iii) of the eighth paragraph of Section 305 of the Indenture shall be inapplicable to this Security.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of €100,000 and any integral multiples of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

Notices to Holders of the Securities of this series will be sent by mail or email to the registered Holders, or otherwise in accordance with the procedures of the applicable depositary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

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CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date: May 28, 2015	The Bank of New York Mellon,
As Trustee

By:
Authorized Signatory
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